UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2012

DUNE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27897	95-4737507
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

Two Shell Plaza 777 Walker Street, Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 229-6300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 21, 2012, Dune Energy, Inc. (the “Company”) entered into employment agreements effective October 1, 2012, with James A. Watt, the Company’s President and Chief Executive Officer, and Frank T. Smith, Jr., the Company’s Senior Vice President and Chief Financial Officer (collectively, the “Employment Agreements”).

The Employment Agreements provide for Mr. Watt to continue to serve as the Company’s President and Chief Executive Officer, at an annual base salary of $550,000, subject to adjustment by the Company’s Board of Directors (the “Board”) in its sole discretion, and Mr. Smith to continue to serve as the Company’s Senior Vice President and Chief Financial Officer, at an annual base salary of $306,000, subject to adjustment by the Board in its sole discretion.

The initial terms of employment under the Employment Agreements for Mr. Watt and Mr. Smith are thirty-nine (39) months and twenty-seven (27) months respectively, unless earlier terminated.

In addition to their base salary, Mr. Watt and Mr. Smith are eligible for a targeted annual bonus equal to 100% and 70%, respectively, of such officer’s then applicable base salary, as determined by the Board, based upon performance criteria set forth in the Employment Agreements.

In addition, Mr. Watt and Mr. Smith are being awarded 125,000 shares of common stock of the Company and 100,000 shares of common stock of the Company respectively. The shares of common stock granted under the Employment Agreements vest over a three year period, 1/3 each year on the anniversary of the effective date of the Employment Agreements (October 1, 2012).

A copy of the Employment Agreement with Mr. Watt is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the Employment Agreement with Mr. Smith is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated as of September 21, 2012 between the Company and James A. Watt

10.2	Employment Agreement dated as of September 21, 2012 between the Company and Frank T. Smith, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUNE ENERGY, INC.

Date: September 25, 2012	By:	/s/ James A. Watt

Name: James A. Watt
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated as of September 21, 2012 between the Company and James A. Watt

10.2	Employment Agreement dated as of September 21, 2012 between the Company and Frank T. Smith, Jr.